EXHIBIT 10.12

CONFIDENTIAL TREATMENT REQUEST – EDITED COPY

*** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR CERTAIN PORTIONS OF THIS EXHIBIT. CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE DESIGNATED BY [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

FRAMEWORK AGREEMENT

This Framework Agreement (“Agreement”), dated as of 25 June 2013 (the “Agreement Effective Date”) provides a summary of the terms of an agreement to be signed by Taiwan Liposome Company (“TLC”) and SciClone Pharmaceuticals International China Holding Ltd. or its designated affiliate (“SciClone”). Subject to the provisions hereof, the parties agree to be bound by the terms of this Agreement and to use their [***], commencing promptly after the Agreement Effective Date, to negotiate more detailed terms with a view to entering into a mutually acceptable supplemental license and supply agreement (the “Supplemental Agreement”) for the promotion, marketing, distribution and sale of the Product in the Territory (both as defined below) and Manufacturing and Supply Agreement, on substantially the terms set forth below. The parties intend to finalize and execute the Supplemental Agreement on or before [***] but intend to be bound whether or not a further agreement is entered into.

1. Product

Product: an improved PGE1 emulsion named ProFlow as described in the Chinese Patent No. 101269079B.

Improvement: any composition or formulation containing [***] the Product and developed during the Term of this Agreement by or for TLC.

[***] (a project currently under development by TLC with [***] expected in [***] is not included in this “Product” definition (Article 1).

2. Appointment	TLC grants SciClone exclusive rights to promote, market, distribute and sell the Product for use in the Field solely in the Territory.

3. Field	Any human use.

4. License to TLC Patent Rights & Product Trademarks

TLC grants SciClone an exclusive license under the TLC Patent Rights, limited to the Field and Territory, including the right to grant sublicenses, to use, sell and have sold the Product, whereby such sublicensing agreement is [***], and shall contain all applicable obligations of SciClone hereunder or under the Agreement. Such license does not include the right to develop, make improvements to, make or have made the Product.

TLC shall have full authority to prosecute and maintain patents, in its sole discretion; provided that TLC shall permit SciClone to comment on such prosecution and maintenance. If TLC intends to cease prosecuting or maintaining any of the TLC Patent Rights in the Territory, then TLC shall first notify SciClone in sufficient time to preserve such rights, and SciClone shall have the right, but not the obligation, [***] to continue such prosecution and maintenance.

TLC grants SciClone an exclusive license to use any and all trademarks (either owned by TLC now or in the future) in connection with the Product (“Product Trademarks”) for marketing, distribution and promotion purposes during the term of this Agreement in the Territory, including the right to grant sublicenses, provided that such sublicensing agreement is [***].

TLC Patent Rights and TLC Product Trademarks as of the Agreement Effective Date are listed and are set forth in Appendix 1- TLC Patent : 前列腺素E1的乳化组成物 (ZL 2007 1 01664368); Product Trademark : ProFlow (6279108)

For the avoidance of doubt, TLC may use Product Trademarks in its business operations.

SciClone shall have the first right to enforce the TLC Patent Rights and Product Trademarks in the Territory, and TLC shall join such enforcement action at SciClone’s request and [***]. Any award shall first be used to reimburse each party for its costs, and then exceeding amounts will be shared equally between both parties.

CONFIDENTIAL TREATMENT REQUEST – EDITED COPY

*** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR CERTAIN PORTIONS OF THIS EXHIBIT. CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE DESIGNATED BY [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

5. Territory	People’s Republic of China (PRC) including Macau and Hong Kong.

6. Diligence	SciClone will exert [***] to maximize the commercial potential and success of the Product in the Territory. “[***]” means efforts and resources [***].

7. One-Time Milestone Payments	Event	Non-refundable Payment
A.In the event a clinical study is required, payments with regards to a clinical study:
	• Upfront payment within [***] after mutual signing of the Agreement:	US$[***] million

	• Clinical trial application approval:	US$[***] million

	• At dosing of first patient:	US$[***] million

	• Mid-point (half of targeted patient enrollment):	US$[***] million

	• At date of submission of clinical trial report to CFDA:	US$[***] million

	• One-time Registration Fee upon granting of Marketing License in PRC (Import Drug License):	US$[***] million

Total non-refundable payments: US$[***] million

Or

B. In the event a clinical study is not required, payments with regards to no study:

	• Upfront payment within [***] after mutual signing of the Agreement:	US$[***] million

	• Upon receipt of feedback from the CFDA that no studies are required.	US$[***] million

If such feedback is not received by [***], the parties will discuss a plan to move forward and mutually agree upon a new milestone payment date.

• One-time Registration Fee upon granting of

Marketing License in PRC (Import Drug License): US$[***] million

Total non-refundable payments: US$ [***] million

The above development milestones shall be payable within [***] after achievement of the corresponding event or determination, as applicable.

C.     One-time sales milestones, paid promptly after [***] achieving [***] Net Sales (as defined in the Supplemental Agreement to provide customary deductions from gross amounts received by SciClone, its affiliates or their sublicensees) in the Territory at each of the following levels during a [***] beginning on January 1 (each, a “Sales Milestone”):

	US$ [***] Million	US$[***] Million

	US$[***] Million	US$[***] Million

	US$[***] Million	US$[***] Million

	US$ [***] Million	US$[***] Million

It is understood and agreed that more than one Sales Milestone may be payable with respect to [***] Sales in [***] year, and that each Sales Milestone will only become payable [***] regardless of [***]. For example, if [***] Sales in [***] were to exceed US $[***] Million, SciClone would be obligated to pay TLC the [***] Sales Milestones, i.e., US $[***] million, but would not be obligated to pay any Sales Milestones during [***] of the amount of Net Sales. Each Sales Milestone shall be payable within [***] after the [***] during which the corresponding Net Sales level was achieved.

CONFIDENTIAL TREATMENT REQUEST – EDITED COPY

*** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR CERTAIN PORTIONS OF THIS EXHIBIT. CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE DESIGNATED BY [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

8. China Clinical Development	TLC and SciClone expect that an additional clinical trial or clinical data (“Clinical Study”) [***] be required by the PRC regulatory authorities prior to granting marketing license approval (an Import Drug License) for first commercial sales of ProFlow. Through a Joint Steering Committee (please “JSC”; see below) SciClone will work with TLC to draft the necessary protocols and manuscripts related to the Clinical Study, as applicable. TLC will supply reasonable quantities of product [***] for any such Clinical Study, counted at [***]. SciClone will pay the costs associated with the Clinical Study in excess of US$[***]. If such costs exceed US$[***] in the aggregate, then the parties shall share equally in such excess costs.

9. Transfer Price	TLC shall supply to SciClone the Product and SciClone shall exclusively purchase the Product from TLC at a price (the “Transfer Price”) of [***], assuming an ex-factory price of [***]. A similar proportion (e.g. [***]) would be utilized when the ex-factory price per vial is different from [***].

10. Term	The initial term of the Agreement will run for a period beginning on the Agreement Effective Date and ending on the 10- year anniversary of [***] the Product in the Territory, with following automatic renewal terms [***], if not terminated by one of the parties with [***] prior notice; or upon expiry of all patent(s) covering the Product in the Territory, whichever occurs later.

CONFIDENTIAL TREATMENT REQUEST – EDITED COPY

*** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR CERTAIN PORTIONS OF THIS EXHIBIT. CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE DESIGNATED BY [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

11. Sales and Marketing

SciClone will be responsible for the commercialization of the Product in the Territory.

Commercialization Plan:

SciClone will timely prepare for review and approval by the JSC (i) an overall Commercialization Plan for the Product in the Territory, which will include key strategic decisions (in terms of product positioning, branding, marketing, advertising, medical education, pricing, reimbursement, etc.), key tactics for implementing those strategies, and pre-launch and post-launch activities, and (ii) [***] updates.

Launch & Marketing Efforts:

SciClone agrees and undertakes to apply [***] to start the pricing approval and commercialization process for the Product in the Territory by and within [***] after grant of the approval of the PRC Drug Manufacturing License (Import License), for which TLC shall apply. TLC agrees to provide at a [***] to SciClone a reasonable amount of Product samples for the promotion of the Product in the Territory.

SciClone commits to applying [***] to increase the number of hospital listings to continually improve the market access for ProFlow. Appendix 2 sets forth [***] listings targeted on [***] basis, and [***] of the [***] listings represent the Performance Targets. SciClone will prepare [***] report updating TLC on its progress towards meeting the Performance Targets.

Because there is no standard timeline for bidding and hospital listings, which are under the control of provincial and municipal authorities, possible timing delays in new bidding announcements in some provinces could slow down the market access process significantly. It is currently assumed that the Performance Targets in Appendix 2 represent a scenario where ProFlow is launched within a [***] timeframe and the bidding patterns over the course of [***] results in each of the provinces in China initiating new bidding announcements. It is also assumed that CFDA approval for ProFlow will be [***]. If the above assumptions change, SciClone and TLC via the JSC will work together to establish and agree on revised Performance Targets.

Beginning on the [***] of the date of SciClone’s first commercial sale of the Product in the Territory (the “Launch Date”), TLC will conduct [***] review of SciClone’s progress towards meeting the Performance Targets. If SciClone has failed to meet its then-current Performance Targets, the parties shall, via the JSC, mutually agree on a remediation plan, which shall include revised Performance Targets. If, at the conclusion of [***] remediation period, SciClone fails to meet the revised Performance Targets, TLC shall have the option to [***] of TLC [***] to SciClone [***] in either this Framework Agreement or the Supplemental Agreement.

SciClone’s preliminary sales force scaling with revenue assumes the following FTEs:

•      Initial sales force at launch: [***] FTEs

•      At approximately $[***]-[***] million of [***] revenues: [***] FTEs

•      At approximately $[***] million of [***] revenues: [***] FTEs

•      At approximately $[***] million of [***] revenues: [***] FTEs

CONFIDENTIAL TREATMENT REQUEST – EDITED COPY

*** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR CERTAIN PORTIONS OF THIS EXHIBIT. CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE DESIGNATED BY [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

12. Collaboration Management

TLC and SciClone will establish a Joint Steering Committee (JSC) and/or such other joint subcommittees as the parties may deem advisable, to direct and oversee activities necessary for the registration and commercialization of the Product in the Territory. The JSC will be populated by [***] number of representatives from each company, each with appropriate decision-making authority.

All decisions of the JSC will be by consensus. In the event the JSC members do not reach consensus on a matter, then TLC would hold the tie-breaking vote [***]; and SciClone would hold the tie-breaking vote [***].

13. Non-compete

SciClone agrees not to sell or distribute in the Territory during the Term of this Agreement any goods (other than the Product) that are specifically approved, marketed and promoted for indications for which the Product is approved in the Territory (a “Directly Competing Product”), excluding products that are [***] with the Product. For clarity, [***] are not considered Directly Competing Products as they will be used [***] the Product.

TLC agrees not to sell to or distribute through other third parties in the Territory during the Term of this Agreement any Directly Competing Product(s).

[***] is not a “Directly Competing Product.”

For [***] after termination by TLC solely for breach of the Agreement by SciClone, SciClone and any of SciClone’s affiliates shall not sell other PGE1 products that are directly competing products.

14. Supply and Delivery of Product

TLC shall manufacture and supply to SciClone all of SciClone’s requirements of the Product under the Agreement, either directly or through an affiliate or contract manufacturer of its choice, until a Manufacturing and Supply Agreement is entered into between the parties. TLC hereby represents and warrants to SciClone that all Product delivered under this Agreement shall (i) comply with all applicable specifications (to be mutually agreed upon before Product delivery); (ii) be manufactured, packaged, labelled and delivered in compliance with all applicable laws and regulations, including in the Territory; and (iii) not be misbranded or adulterated. Each delivery of Product shall be accompanied by a certificate of release, in a form mutually agreed by the parties, under which TLC certifies that the released Product meets the foregoing requirements at the time of release. The parties shall mutually agree on (A) industry-standard quality assurance procedures for all Product delivered to SciClone under this Agreement and (B) a procedure by which SciClone will indicate the quantities of Products and desired delivery dates.

Subject to TLC supplying all of SciClone’s requirements of Product, SciClone agrees and undertakes to purchase the Product exclusively from TLC within the Territory for the duration of the Agreement.

TLC shall deliver the Product to SciClone [***].

CONFIDENTIAL TREATMENT REQUEST – EDITED COPY

*** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR CERTAIN PORTIONS OF THIS EXHIBIT. CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE DESIGNATED BY [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

15. Termination

Without limiting the generality of the parties’ obligations contained in the introductory paragraph hereof, the parties will negotiate in good faith to include standard termination rights in the Supplemental Agreement, provided that each party shall have the right to terminate this Agreement for (i) bankruptcy or material breach in the performance of either party’s obligations, including TLC’s [***] to fulfil its obligations under the Agreement, (ii) change of control of [***], and (iii) other events or circumstances as agreed to by the parties in the Supplemental Agreement.

In the event of termination of the Agreement other than for breach by TLC, TLC will retain, and SciClone will return or transfer, all rights to the Product, including all materials, licenses and other rights; provided that SciClone shall have a period of [***] to sell-off all Product in SciClone’s inventory or supply or distribution chains, and all Product that SciClone has committed to purchasing from TLC.

16. Miscellaneous

The Supplemental Agreement shall contain normal course provisions relating to, among other things, due diligence requirements with respect to commercial matters, manufacturing, regulatory status and strategy, clinical data, intellectual property, trademarks, representations and warranties, indemnification, insurance, pharmacovigilance, assignment, and confidentiality, as well as normal course definitions where required. This Agreement shall be governed by the laws of [***]. All disputes between the parties shall be resolved by binding arbitration in [***].

TLC provides SciClone the right [***] offer for [***] in the Territory, and to negotiate [***].

17. Public Announcements	It is the intention of the parties to issue press releases and other public statements disclosing the existence of, or relating to, this Agreement. Each party agrees to provide the other party a copy of such release and statement and to obtain the express written consent of the other party before publishing it, which consent shall not be unreasonably withheld; provided, however, that each party may make such announcements or disclosures as it deems necessary in order to comply with applicable laws and regulations, including the regulations and rules of any applicable stock exchange.

18. Binding	This Agreement is binding, and its terms shall govern the matters described herein unless and until a further agreement (Supplemental Agreement) is signed by both parties or a party terminates this Agreement in accordance with the proviso to the introductory paragraph hereof.

19. Confidentiality	Subject to paragraph 17 above, each of the parties shall maintain the confidentiality of this Term Sheet and the sharing of information hereunder in accordance with the terms and conditions of the existing Confidentiality Agreement between the parties, dated [***] (“CDA”). But Section 2.8 & 5.1 in the CDA are not applied in this Agreement. The confidentiality obligations of this Agreement will survive [***] after termination of this Agreement and the Supplemental Agreement.

CONFIDENTIAL TREATMENT REQUEST – EDITED COPY

*** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR CERTAIN PORTIONS OF THIS EXHIBIT. CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE DESIGNATED BY [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

20. Representations & Warranties

Each party represents and warrants that it has the full right, power and authority to enter into this Agreement, to perform its obligations hereunder, and this Agreement has been duly executed by it and is legally binding upon it, enforceable in accordance with its terms, and does not conflict with any agreement, instrument or understanding, oral or written, to which it is a party or by which it may be bound, nor violate any material law or regulation of any court, governmental body or administrative or other agency having jurisdiction over it.

TLC represents and warrants to SciClone that TLC (i) owns all right, title and interest in, to and under the TLC Patent Rights and Product Trademarks, (ii) has not granted any rights in the Territory under the TLC Patent Rights and Product Trademarks to any affiliate or third party, (iii) is not, [***], aware of any infringement of [***] in the Territory; and (iv) is , [***], that any of the TLC Patent Rights or Product Trademarks are valid or enforceable in the Territory.

SciClone represents and warrants that it will comply and ensure that its affiliates and sublicensees comply, with all relevant laws and regulations relating to the use, sale, importation, and storage of the Product, including but not limited to (i) comply with all obligations on SciClone as a distributor with respect to the Product; (ii) label, market, sell and distribute each Product for regulatory approved indication(s); (iii) handle, store and ship Product in conformance with written specifications set forth in the Product Certificate, in conformance with cGMPs; (iv) not infringe any trademark or copyright of any third party protected in the Territory.

IN WITNESS WHEREOF, the parties have signed this Agreement on the date set forth below opposite their respective names.

SciClone Pharmaceuticals International China Holding Ltd.	Taiwan Liposome Company, Ltd.

/s/ Friedhelm Blobel	/s/ K. Hong
Name	Name

Director	Chairman and CEO
Title	Title

June 25, 2013	June 22, 2013
Date	Date

CONFIDENTIAL TREATMENT REQUEST – EDITED COPY

*** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR CERTAIN PORTIONS OF THIS EXHIBIT. CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE DESIGNATED BY [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

APPENDIX I

(Patents & Trademarks List to be provided by TLC)

TLC Patent : 前列腺素E1的乳化组成物 (ZL 2007 1 01664368);

Product Trademark : ProFlow (6279108)

CONFIDENTIAL TREATMENT REQUEST – EDITED COPY

*** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR CERTAIN PORTIONS OF THIS EXHIBIT. CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE DESIGNATED BY [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Appendix II

[***]

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